UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2016

KOKICARE, INC.

(Exact name of registrant as specified in charter)

Delaware	333-207220	47-3812456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26716 Via Colina,

Stevenson Ranch, CA 91381

(Address of principal executive offices and zip code)

661-753-6330

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to Vote of Security Holders.

On November 30, 2016, the holder of a majority of our common stock signed a Majority Written Consent of Stockholders, approving a Certificate of Amendment to our Certificate of Incorporation for the purpose of changing our corporate name and effecting a 1-for-100 reverse stock split of our outstanding common stock, to be effective December 29, 2016. These actions were approved in anticipation of a potential merger transaction with a third party company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KokiCare, Inc.
A Delaware Corporation

Date: December 16, 2016	/s/ Jason Lane
By: Jason Lane
Its: Chief Executive Officer